[Logo] M F S(SM)
INVESTMENT MANAGEMENT
  We invented the mutual fund(SM)






                         MFS(R) INTERNATIONAL
                         GROWTH FUND
                         (formerly MFS(R)/Foreign & Colonial
                         International Growth Fund)

                         ANNUAL REPORT o MAY 31, 1998











                    ----------------------------------------
                    Now two MFS(R) IRA choices (see page 36)
                    ----------------------------------------

--------------------------------------------------------------------------------

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS(R) INVESTMENT MANAGEMENT(SM)


---------------------------    On February 2, 1998, Keith Brodkin, a friend
                               and leader to everyone at MFS, died
[Photo of A. Keith Brodkin]    unexpectedly at age 62. His thoughtful
                               letters to shareholders on the markets and
---------------------------    economy have been an integral part of
   MFS shareholder reports like this one for many years.

   Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

   Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

   Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

   His leadership, friendship, and wise counsel will be sorely missed.

-----------------------------------------------------------------------------

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 20
Notes to Financial Statements ............................................. 27
Independent Auditors' Report .............................................. 34
Trustees and Officers ..................................................... 37


--------------------------------------------------------------------------------
   HIGHLIGHTS
--------------------------------------------------------------------------------
   o FOR THE 12 MONTHS ENDED MAY 31, 1998, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 7.08%, CLASS B SHARES 6.59%, CLASS C SHARES 6.62%, AND CLASS I SHARES 7.65%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

   o WE ARE EXTREMELY POSITIVE ABOUT THE PROSPECTS FOR A HEALTHY AND GROWING EUROPEAN ECONOMY AND FEEL THAT EUROPEAN ECONOMIC EXPANSION WILL CONTINUE FOR AN ADDITIONAL YEAR OR TWO AFTER THE AMERICAN ECONOMY COOLS.

   o WE ARE AVOIDING SIGNIFICANT EXPOSURE TO ASIAN STOCKS THAT WE DO NOT THINK HAVE A SIGNIFICANT GLOBAL BUSINESS PROFILE. WE ARE MOST HEAVILY INVESTED IN THE MOST PROMISING COMPANIES IN THE EMERGING MARKETS OF SOUTH AFRICA, MEXICO, AND BRAZIL.

   o IN SEPTEMBER 1997, THE FUND CHANGED ITS NAME FROM MFS(R)/ FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND TO MFS(R) INTERNATIONAL GROWTH FUND.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of Jeffrey L. Shames]

----------------------------
      Jeffrey L. Shames

Dear Shareholders:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    June 12, 1998

--------------------------------------------------------------------------------

   JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

--------------------------------------------------------------------------------

MANAGEMENT REVIEW AND OUTLOOK

----------------------------

[Photo of David R. Mannheim]

----------------------------

     David R. Mannheim

For the 12 months ended May 31, 1998, Class A shares of the Fund provided a total return of 7.08%, Class B shares 6.59%, Class C shares 6.62%, and Class I shares 7.65%. These returns, which assume the reinvestment of distributions but exclude the effects of any sales charges, compare to an 11.44% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, an unmanaged, market- capitalization-weighted total return index of developed-country global stock markets, excluding the United States, Canada, and the South African mining component.

Q. COULD YOU TALK ABOUT THE FUND'S INVESTMENTS IN DEVELOPED AND EMERGING MARKETS AND SOME OF THE MAJOR TRENDS AND THEMES OF INTERNATIONAL INVESTING IN THE PAST YEAR?

A. Approximately 85% of the Fund is invested in stocks of companies in developed markets and approximately 15% in those of emerging markets. Investments in foreign and emerging markets may provide superior returns but also involve greater risk than U.S. investments. Generally, the investment picture in the developed markets improved during the year thanks in large part to the strength of European economies. Emerging markets, which had been doing well prior to the Asian crisis, took a big hit in the wake of that crisis. Our emerging market weightings had been heaviest in India and China, both of which experienced severe difficulties. Currently, our emerging market allocation is most heavily weighted toward South Africa, Mexico, and Brazil. However, the balance of the Fund's holdings favors developed markets.

   The Asian crisis has been compounded recently by Japan's currency problems. The impact has also been felt in Australia, which is closely tied to Asia and has seen its own currency drop in value. As a result, the Fund is underweighted in Asia and Japan compared to the MSCI EAFE Index. We are slightly underweighted in Europe, but very overweighted in the Americas thanks primarily to heavy investment in Canada and Mexico, neither of which is included in the index.

Q. EUROPEAN MARKETS HAVE DONE BETTER THAN THE U.S. MARKET IN THE PAST YEAR. WHY HAS EUROPE BEEN SO STRONG, AND WHAT IS YOUR OPINION ON ITS PROSPECTS FOR THE FUTURE?

A. Europe is in the early stages of a growth cycle similar to what the United States has experienced. In Europe earnings growth is accelerating, while growth is slowing in the United States. In addition, European companies have begun to restructure, outsource, and create greater corporate efficiencies, which has added steam to corporate earnings growth. Europe looks like it is headed toward a "virtuous circle" that would result in higher consumer confidence, higher employment, and strong demand, just like the current U.S. situation. Europe is earlier in the cycle than the United States is; therefore, we think it may be able to sustain this growth rate for an additional year or two, while U.S. growth slows.

Q. SPECIFICALLY, WHAT INDUSTRY SECTORS APPEAR MOST PROMISING AT THE MOMENT?

A. About 21% of the Fund is in financial services, which is made up mostly of European banking and insurance concerns but includes no Japanese firms. As interest rates have fallen, stock markets have been driven upward, with bank stocks a prime beneficiary. The top holdings in this sector are not household names necessarily but those that we feel have the best prospects for growth, such as lesser-known entities like Anglo Irish Bank in Ireland. The consumer staples sector is our second largest and is comprised of companies such as Benckiser in the Netherlands and Henkel in Germany. Our third-largest, technology, represents about 10% of the Fund's assets and is concentrated mostly in Japanese companies that serve global markets, such as Sony and Canon.

Q. ANY OTHER IMPORTANT SECTORS?

A. Slightly less than 10% of the Fund is invested in basic materials. Here we've focused our investments on European specialty chemical companies in the midst of a wave of consolidation and restructuring that is benefiting their stock prices. Some of the biggest names include Henkel, Akzo Nobel, and Ciba Specialty. A recent example of the consolidation going on in this market is Akzo Nobel's proposed acquisition of Courtalds, a British chemical company. Today, Akzo Nobel is trading at approximately 15 times earnings and growing at a 20% annual rate, while many of its peers are trading at much higher multiples and are only growing at 10%.

Q. WHAT'S YOUR LATEST THINKING ON THE CONTINUED TURMOIL IN ASIA?

A. We believe the situation in Asia will stabilize in two or three years. Whether its economies stabilize at high or low levels, however, is too difficult to call right now. We continue to invest in stocks of companies that we think have good business models and that can survive political and local economic shocks. For example, Japan is home to a great number of truly global companies that are more keyed to what's happening in the world than to their own economy. Unfortunately, most of the countries of Southeast Asia don't have that many global companies and in areas where macroeconomic issues are driving the situation we tend to stay clear. Indonesia is a perfect example. Its market is depressed, its currency is unstable, and the cost to hedge (to eliminate currency risk) is high. That said, we are finding some stocks to nibble at, such as Overseas Union Bank in Singapore, which is attractively priced, has good long-term growth prospects, and is headquartered in a country where it costs nothing to hedge an investment.

/s/ David R. Mannheim

    David R. Mannheim
    Portfolio Manager


The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   DAVID R. MANNHEIM IS A SENIOR VICE PRESIDENT OF MFS(R) INVESTMENT MANAGEMENT(SM) AND PORTFOLIO MANAGER OF MFS(R) WORLD EQUITY FUND, MFS(R) INTERNATIONAL GROWTH FUND, MFS(R) WORLD ASSET ALLOCATION(SM) FUND, MFS(R) MERIDIAN(SM) GLOBAL EQUITY FUND, MFS(R) WORLD GROWTH FUND, AND THE INTERNATIONAL SERIES, THE WORLD GROWTH SERIES, AND THE WORLD ASSET ALLOCATION(SM) SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT AND PORTFOLIO MANAGER OF MFS WORLD EQUITY FUND IN 1992, AND SENIOR VICE PRESIDENT IN 1997.

   HE IS A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT.

--------------------------------------------------------------------------------


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
  FUND FACTS
--------------------------------------------------------------------------------

  NOTE: THE FUND CHANGED ITS NAME FROM MFS/FOREIGN & COLONIAL INTERNATIONAL GROWTH FUND TO MFS INTERNATIONAL GROWTH FUND AS OF SEPTEMBER 8, 1997.

  OBJECTIVE:              SEEKS TO PROVIDE CAPITAL APPRECIATION BY INVESTING
                          PRIMARILY IN NON-U.S. STOCKS GROWING AT RATES EXPECTED
                          TO BE WELL ABOVE THE GROWTH RATE OF THE OVERALL
                          U.S. ECONOMY.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  OCTOBER 24, 1995

  CLASS INCEPTION:        CLASS A  OCTOBER 24, 1995
                          CLASS B  OCTOBER 24, 1995
                          CLASS C  JULY 1, 1996
                          CLASS I  JANUARY 2, 1997

  SIZE:                   $116.2 MILLION NET ASSETS AS OF MAY 31, 1998

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS International Growth Fund -- Class A shares in comparison to various market indicators. Class A share performance results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown, based on differences in charges and fees paid by shareholders investing in different classes. It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from November 1, 1995, through May 31, 1998)

                    MFS
               INTERNATIONAL        LIPPER                      CONSUMER
                GROWTH FUND     INTERNATIONAL     MSCI        PRICE INDEX
                  CLASS A         FUND INDEX    EAFE INDEX       -- U.S.
----------------------------------------------------------------------------
11/95             $ 9,520         $10,100        $10,000        $10,000
 5/96              10,610          11,200         11,130         10,180
 5/97              10,840          12,940         12,010         10,420
 5/98              11,606          14,907         13,376         10,592

AVERAGE ANNUAL TOTAL RETURNS THROUGH MAY 31, 1998

CLASS A INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                     1 Year      10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return                          +7.08%              +7.89%
-------------------------------------------------------------------------------
SEC Results                                          +2.00%              +5.89%
-------------------------------------------------------------------------------

CLASS B INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                     1 Year      10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return                          +6.59%              +7.33%
-------------------------------------------------------------------------------
SEC Results                                          +2.59%              +6.30%
-------------------------------------------------------------------------------

CLASS C INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                     1 Year      10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return                          +6.62%              +7.48%
-------------------------------------------------------------------------------
SEC Results                                          +5.62%              +7.48%
-------------------------------------------------------------------------------

CLASS I INVESTMENT RESULTS
(net asset value change including reinvested distributions)

                                                     1 Year      10 Years/Life*
-------------------------------------------------------------------------------
Average Annual Total Return                          +7.65%              +8.24%
-------------------------------------------------------------------------------

COMPARATIVE INDICES

                                                     1 Year      10 Years/Life*
-------------------------------------------------------------------------------
Lipper International Fund Index+                    +15.24%             +16.72%
-------------------------------------------------------------------------------
MSCI EAFE Index++                                   +11.44%             +10.69%
-------------------------------------------------------------------------------
Consumer Price Index**++                            + 1.70%             + 2.37%
-------------------------------------------------------------------------------

 * For the period from the commencement of the Fund's investment operations, October 24, 1995, through May 31, 1998.
 + Source: Lipper Analytical Services, Inc.
++ Source: CDA/Wiesenberger.
** The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

Class A share ("A") SEC results include the maximum 4.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of C. Operating expenses of C are not significantly different than those of B. The B performance included in the C SEC performance has been adjusted to reflect the CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF MAY 31, 1998

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                                                       21.4%
-------------------------------------------------------------------------------
CONSUMER STAPLES                                                         11.2%
-------------------------------------------------------------------------------
TECHNOLOGY                                                                9.9%
-------------------------------------------------------------------------------
BASIC MATERIALS                                                           9.7%
-------------------------------------------------------------------------------
UTILITIES & COMMUNICATIONS                                                9.6%
-------------------------------------------------------------------------------

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 STOCK HOLDINGS

AKZO NOBEL N.V.  3.5%                         ANGLO IRISH BANK CORP. PLC  2.3%
Diversified Dutch chemical company            Irish bank

CANADIAN NATIONAL RAILWAY CO.  3.3%           SONY CORP.  2.3%
Railway/transportation company                Japanese electronics and
                                              entertainment company
HENKEL KGAA  3.1%
German consumer products company              ING GROEP N.V.  2.1%
                                              Dutch financial services company
BENCKISER N.V.  2.5%
Dutch cleaning products manufacturer          LUCAS VARITY PLC  2.1%
                                              British automotive component maker
BRITISH AEROSPACE  2.4%
British defense and aircraft company          BANCO TOTTA E ACORES  1.9%
                                              Portuguese bank

PORTFOLIO OF INVESTMENTS -- May 31, 1998

Stocks - 98.2%
-------------------------------------------------------------------------------
ISSUER                                                    SHARES          VALUE
-------------------------------------------------------------------------------
Argentina - 0.5%
  Banco de Galicia y Buenos Aires S.A. de C.V., ADR
    (Banks and Credit Cos.)                                2,483   $     50,901
  Perez Companc S.A. (Oils)                               16,859         92,930
  Siderca S.A. (Steel)                                    24,500         49,510
  Telecom S.A., ADR (Telecommunications)                     900         27,900
  Telefonica de Argentina, ADR (Utilities - Telephone)     3,850        125,366
  YPF Sociedad Anonima, ADR (Oils)                         6,900        214,331
                                                                   ------------
                                                                   $    560,938
-------------------------------------------------------------------------------
Australia - 2.8%
  QBE Insurance Group Ltd. (Insurance)                   500,131   $  2,049,378
  Seven Network Ltd. (Entertainment)                     342,000      1,166,056
                                                                   ------------
                                                                   $  3,215,434
-------------------------------------------------------------------------------
Brazil - 2.7%
  Centrais Eletricas Brasileiras S.A., ADR
    (Utilities - Electric)                                11,765   $    193,299
  Companhia Electric est Rio de Janeiro
    (Utilities - Electric)*                            1,170,400        712,293
  Companhia Energetica de Sao Paulo S.A., ADR
    (Utilities - Electric)                                 1,774         57,690
  Companhia Energetica de Sao Paulo, Preferred
    (Utilities - Electric)                               740,000         24,126
  Companhia Paranaense de Energia, ADR
    (Utilities - Electric)                                71,000        705,562
  Companhia Paranaense de Energia, Preferred, "B"
    (Utilities - Electric)*                                2,588         26,325
  Companhia Vale do Rio Doce, Preferred (Mining)           4,200         87,272
  Itausa Investimentos Itau S.A., Preferred
    (Conglomerate)                                        43,100         31,851
  Petroleo Brasileiro S.A., Preferred (Oils)             809,000        156,145
  Telecomunicacoes Brasileiras S.A., ADR
    (Telecommunications)                                   9,000        959,625
  Telecomunicacoes do Rio de Janero, S.A
    (Telecommunications)                                 703,000         58,675
  Telerj Celular S.A., Preferred "B"
    (Telecommunications)*                                703,000         51,341
  Unibanco (Banks and Credit Cos.)                       606,000         38,198
                                                                   ------------
                                                                   $  3,102,402
-------------------------------------------------------------------------------
Canada - 3.5%
  Canadian National Railway Co. (Railroads)               64,800   $  3,831,300
  Legacy Hotel Real Estate Investment Trust
    (Real Estate Investment Trust)*##                     38,800        239,784
                                                                   ------------
                                                                   $  4,071,084
-------------------------------------------------------------------------------
Chile - 1.3%
  Chilectra S.A., ADR (Utilities - Electric)              62,000   $  1,509,824
-------------------------------------------------------------------------------
China - 0.2%
  Huaneng Power International, Inc., ADR
    (Utilities - Electric)*                               10,200   $    177,225
  Qingling Motors Co. (Automotive)                       154,000         60,618
                                                                   ------------
                                                                   $    237,843
-------------------------------------------------------------------------------
Egypt - 0.7%
  Ahram Beverage Co., GDR (Beverages)*##                   4,353   $    135,378
  Commercial International Bank of Eqypt, GDR
    (Banks and Credit Cos.)##                             12,611        176,554
  Egyptian International Pharmaceutical Industries Co.
    (Pharmaceuticals)                                      1,800        121,675
  Madinet Nasar City (Housing)                             2,050        114,927
  Suez Cement Co., GDR (Construction)##                   12,898        250,221
                                                                   ------------
                                                                   $    798,755
-------------------------------------------------------------------------------
Finland - 3.5%
  Huhtamaki Oy Group (Conglomerate)                       15,500   $    854,364
  Pohjola Insurance Group (Insurance)                     28,000      1,533,045
  Sponda Oyj (Real Estate)*                                3,200         20,647
  TT Tieto Oy (Computer Software - Systems)                7,500      1,645,313
                                                                   ------------
                                                                   $  4,053,369
-------------------------------------------------------------------------------
France - 5.4%
  Television Francaise (Broadcasting)                     13,500   $  1,903,918
  Thomson CSF (Electronics)                                7,900        319,459
  TOTAL S.A., "B" (Oils)                                  15,700      1,949,219
  Union des Assurances Federales S.A. (Insurance)         14,300      2,066,923
                                                                   ------------
                                                                   $  6,239,519
-------------------------------------------------------------------------------
Germany - 6.5%
  Adidas-Salomon AG (Apparel and Textiles)                 7,300   $  1,288,091
  Henkel KGaA (Consumer Goods & Services)                 40,000      3,585,032
  SKW Trostberg AG (Consumer Goods and Services)          23,500        954,375
  Wella AG (Cosmetics)                                     1,850      1,776,216
                                                                   ------------
                                                                   $  7,603,714
-------------------------------------------------------------------------------
Greece - 0.8%
  Hellenic Telecommunication Organization S.A., GDR
    (Telecommunications)                                  33,000   $    968,361
-------------------------------------------------------------------------------
Hong Kong - 1.2%
  Cheung Kong Holdings Ltd. (Real Estate)                 34,000   $    183,855
  China Resources Enterprises (Real Estate Investment
    Trust)                                                46,000         53,727
  Citic Pacific Ltd. (Conglomerate)                       44,000        107,040
  Hong Kong Telecommunications (Telecommunications)*      91,800        165,272
  Li & Fung Ltd. (Wholesale)                              52,000         80,532
  New World Development Co. (Real Estate)                 44,000        103,917
  Peregrine Investment Holdings (Finance)*               315,000           --
  Wharf Holdings Ltd. (Real Estate)                       62,000         79,215
  Wing Hang Bank Ltd. (Banks and Credit Cos.)            336,000        633,103
                                                                   ------------
                                                                   $  1,406,661
-------------------------------------------------------------------------------
Hungary - 0.4%
  Magyar Olaj Es Gazipari KT, GDR (Gas)##                  6,000   $    136,500
  Magyar Tavkozlesi Rt. (Telecommunications)*              8,350        233,800
  Otp Bank (Banks and Credit Cos.)                         1,000         42,362
  Richter Gedeon Rt. (Pharmaceuticals)*                      944         79,276
                                                                   ------------
                                                                   $    491,938
-------------------------------------------------------------------------------
India - 1.2%
  Bajaj Auto Ltd. (Automotive)                               125   $      1,856
  EIH Ltd. (Restaurants and Lodging)                       8,600         65,433
  Formula System (1985) Ltd. (Computer Software -
    Systems)*                                              2,288         96,508
  Hindustan Lever Ltd. (Consumer Goods and Services)       5,750        220,717
  Hindustan Petroleum Corp. Ltd. (Oil and Gas)            11,200         99,046
  Industrial Development Bank of India Ltd.
    (Banks and Credit Cos.)                               71,400        129,724
  ITC Ltd. (Conglomerate)                                  6,100        101,128
  Larsen and Toubro (Conglomerate)                         6,500         40,049
  Larsen and Toubro, GDR (Conglomerate)                    1,700         10,500
  Mahanagar Telephone Nigam Ltd. (Telecommunications)     31,000        170,911
  Reliance Industries Ltd. (Conglomerate)                 22,700         90,581
  Reliance Industries Ltd., GDR (Conglomerate)             4,300         17,304
  State Bank of India (Banks and Credit Cos.)             39,550        230,629
  Tata Engineering and Locomotive Co. Ltd. (Automotive)      340          1,996
  Videsh Sanchar Nigam Ltd., GDR (Telecommunications)##   10,365        119,197
                                                                   ------------
                                                                   $  1,395,579
-------------------------------------------------------------------------------
Ireland - 2.2%
  Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*    957,741   $  2,627,024
-------------------------------------------------------------------------------
Israel - 0.5%
  Bank Hapoalim (Banks and Credit Cos.)                   54,825   $    168,635
  ECI Telecom Ltd. (Telecommunications)                    4,151        133,351
  ICL Israel Chemical (Chemicals)                         56,298         71,394
  Makhteshim-Agan Industries Ltd. (Conglomerate)*         39,275        145,116
  Super Sol Ltd. (Supermarkets)                           14,950         52,618
                                                                   ------------
                                                                   $    571,114
-------------------------------------------------------------------------------
Italy - 2.1%
  Banca Carige S.p.A. (Banks and Credit Cos.)*            98,000   $    946,699
  ERG S.p.A. (Oils)*                                     162,000        690,419
  Telecom Italia Mobile S.p.A. (Telecommunications)      137,180        810,311
                                                                   ------------
                                                                   $  2,447,429
-------------------------------------------------------------------------------
Japan - 12.7%
  Canon, Inc. (Office Equipment)                          73,000   $  1,737,468
  Eisai Co. Ltd. (Pharmaceuticals)                        56,000        742,359
  Kinki Coca-Cola Bottling Co. (Beverages)                35,000        398,846
  Kirin Beverage Corp. (Beverages)                        73,000      1,368,915
  Nitto Denko Corp. (Industrial Goods and Services)       39,000        607,573
  NTT Data Corp. (Telecommunications)                         29      1,162,928
  Osaka Sanso Kogyo Ltd. (Chemicals)                     180,000        358,312
  Rohm Co. (Electronics)                                   9,000        934,728
  Sankyo Co. Ltd. (Pharmaceuticals)                       28,000        674,504
  Sony Corp. (Electronics)                                30,600      2,582,185
  Takeda Chemical Industries (Pharmaceuticals)            46,000      1,187,739
  TDK Corp. (Special Products and Services)               12,000        941,652
  Tokyo Broadcasting System, Inc. (Broadcasting)          66,000        820,180
  Ushio, Inc. (Electronics)                              156,000      1,305,157
                                                                   ------------
                                                                   $ 14,822,546
-------------------------------------------------------------------------------
Malaysia - 1.7%
  Malaysian Bank Berhad (Banks and Credit Cos.)*          24,000   $     33,925
  Malaysian Bank Bonus Shares (Banks and Credit Cos.)     24,000         33,925
  New Straits Times Press Berhad (Printing and
    Publishing)                                          357,000        252,317
  Perusahaan Otomobil Berhad (Automotive)                 47,000         46,997
  Petronas Gas Berhad (Oil and Gas)##                     56,000        127,533
  Resorts World Berhad (Entertainment)                    40,000         62,300
  Tanjong PLC (Entertainment)                            733,000      1,218,405
  Telekom Malaysia Berhad (Telecommunications)            50,000        115,177
  Tenaga Nasional Berhad (Utilities - Electric)           39,000         64,826
                                                                   ------------
                                                                   $  1,955,405
-------------------------------------------------------------------------------
Mexico - 1.1%
  Apasco S.A. (Building Materials)                           500   $      3,057
  Cemex S.A. (Construction)*                              16,500         68,508
  Cifra S.A. de C.V. (Retail)*                            80,227        116,677
  Corporacion GEO, S.A. de C.V., "B" (Real Estate)*       15,000         85,763
  Desc S.A. de C.V., "B" (Conglomerate)                    9,800         55,031
  Fomento Economico Mexicano S.A. (Beverages)*             3,081        101,673
  Gruma S.A. (Food Products)                              15,927         30,896
  Grupo Carso, "A1" (Conglomerate)                        12,491         64,262
  Grupo Financiero Banamex, "B" (Finance)*                23,000         57,402
  Grupo Modelo S.A. de C.V. (Brewery)                      5,226         48,733
  Grupo Television S.A. de C.V., GDR (Entertainment)*      3,775        147,461
  Hylsamex S.A. de C.V., "B" (Steel)                      13,800         48,688
  Kimberly-Clark de Mexico S.A. de C.V. (Forest and
    Paper Products)                                       31,643        132,100
  Organiz Soriana, "B" (Real Estate)                      23,400         75,788
  Telefonos de Mexico S.A. (Utilities - Telephone)        95,295        228,643
                                                                   ------------
                                                                   $  1,264,682
-------------------------------------------------------------------------------
Morocco - 0.6%
  Banque Marocaine de Commerce (Banks and Credit Cos.)#    5,300   $    125,610
  Brasseries Maroc (Consumer Goods and Services)             260         91,106
  Ona Omnium Nord Africain S.A (Conglomerate)              1,750        200,015
  Societe Nationale d'Investissement (Conglomerate)*         785         73,622
  Wafabank (Banks and Credit Cos.)                         1,700        199,557
                                                                   ------------
                                                                   $    689,910
-------------------------------------------------------------------------------
Netherlands - 10.8%
  Akzo Nobel N.V. (Chemicals)                             19,300   $  4,030,545
  Benckiser N.V. (Consumer Goods and Services)*           50,500      2,866,209
  IHC Caland N.V. (Marine Equipment)*                     13,300        745,609
  ING Groep N.V. (Financial Services)*                    35,500      2,436,534
  Koninklijke Ahrend Groep N.V. (Consumer Goods and
    Services)*                                            35,000      1,123,702
  Royal Dutch Petroleum Co. (Oils)                        23,400      1,332,757
                                                                   ------------
                                                                   $ 12,535,356
-------------------------------------------------------------------------------
Peru - 1.4%
  Alicorp S.A. (Consumer Goods and Services)*            157,791   $     41,307
  Compania de Minas Buenaventura S.A. (Mining)            22,057        139,810
  CPT Telefonica del Peru S.A., "B" (Utilities -
    Telephone)                                           155,580        333,967
  Credicorp Ltd. Holdings Co. (Banks and Credit Cos.)     11,250        178,594
  Luz del Sur S.A. (Utilities - Electric)                 28,590         25,646
  Telefonica del Peru S.A., ADR (Telecommunications)      42,000        908,250
                                                                   ------------
                                                                   $  1,627,574
-------------------------------------------------------------------------------
Poland - 0.5%
  Bank Handlowy w Warszawie (Banks and Credit Cos.)*+ 3,570 $ 61,446 Bank Handlowy w Warszawie, GDR (Banks and Credit
    Cos.)*##                                               4,330         74,043
  Bydgoska Fabryka Kabli S.A. (Electrical Equipment)      12,426         83,054
  Elektrim Spolka Akcyjna S.A. (Electrical Equipment)      8,890        117,054
  Exbud S.A. (Construction)*                               7,400         78,543
  KGHM Polska Miedz S.A., GDR (Metals and Minerals)*##     8,700         66,990
  Polifarb Cieszyn (Consumer Goods and Services)*         19,000         57,229
                                                                   ------------
                                                                   $    538,359
-------------------------------------------------------------------------------
Portugal - 4.0%
  Banco Espirito Santo e Comercial de Lisboa S.A
    (Banks and Credit Cos.)*                              22,500   $    792,183
  Banco Totta E Acores (Banks and Credit Cos.)            60,300      2,232,355
  Cimentos de Portugal S.A. (Building Materials)             953         36,507
  Cseke Radiokomunikace S.A. (Entertainment)*##            5,300         99,375
  Mota and Companhia S.A. (Construction)                     939         16,456
  Portugal Telecom S.A. (Utilities - Telephone)           26,554      1,396,048
  Sonae Investimentos-Sociedade Gestora de
    Participacoes Sociais, S.A. (Conglomerate)               631         36,284
                                                                   ------------
                                                                   $  4,609,208
-------------------------------------------------------------------------------
Russia - 0.5%
  Lukoil Oil Co., ADR (Oils)                               9,650   $    395,650
  Rostelecom, ADR (Telecommunications)*                   13,333        204,995
                                                                   ------------
                                                                   $    600,645
-------------------------------------------------------------------------------
Singapore - 1.3%
  Hong Leong Finance Ltd. (Finance)+                     320,000   $    346,101
  Overseas Union Bank (Finance)                          368,000      1,121,482
                                                                   ------------
                                                                   $  1,467,583
-------------------------------------------------------------------------------
South Africa - 2.0%
  Anglo American Corp. of South Africa Ltd. (Mining)       9,525   $    456,830
  DeBeers Centenary AG (Diamonds - Precious Stones)        5,461        113,886
  Dimension Data Holdings Ltd. (Financial Institutions)   36,616        245,292
  Imperial Holdings Ltd. (Conglomerate)*                  10,135        124,966
  JD Group Ltd. (Stores)*                                  8,669         75,749
  Liberty Life Association of Africa Ltd. (Insurance)      9,514        262,697
  Nedcor Ltd. (Banks and Credit Cos.)*                    14,787        396,234
  Real Africa Holdings Ltd. (Conglomerate)                32,665        147,785
  Sasol Ltd. (Oils)                                       11,630         92,588
  South African Breweries Ltd. (Brewery)                  15,923        449,554
                                                                   ------------
                                                                   $  2,365,581
-------------------------------------------------------------------------------
South Korea - 0.4%
  Pohang Iron & Steel Co. (Construction)                   5,370   $    218,131
  Samsung Display Devices Co. (Electronics)                1,900         67,432
  Samsung Electronic (Electronics)*                        3,680        140,028
  SK Telecommunications (Telecommunications)                  50         22,671
                                                                   ------------
                                                                   $    448,262
-------------------------------------------------------------------------------
Spain - 2.3%
  Acerinox S.A. (Iron and Steel)                           7,700   $  1,146,408
  Repsol S.A. (Oils)                                      28,000      1,556,583
                                                                   ------------
                                                                   $  2,702,991
-------------------------------------------------------------------------------
Sweden - 4.9%
  Astra AB (Pharmaceuticals)                              86,000   $  1,672,832
  Mandamus AB (Real Estate)*                              62,500         66,964
  Skandia Forsakring AB (Insurance)                       53,000        774,043
  Sparbanken Sverige AB, "A" (Banks and Credit Cos.)      62,500      1,877,391
  Volvo AB (Automobiles)                                  42,200      1,348,355
                                                                   ------------
                                                                   $  5,739,585
-------------------------------------------------------------------------------
Switzerland - 4.1%
  Ciba Specialty AG (Chemicals)                           15,180   $  2,160,963
  Clariant AG (Chemicals)*                                 1,050      1,370,058
  Novartis AG (Pharmaceuticals)                              705      1,192,916
                                                                   ------------
                                                                   $  4,723,937
-------------------------------------------------------------------------------
Taiwan - 0.3%
  Taipei Fund (Finance)*                                      42   $    378,000
-------------------------------------------------------------------------------
Thailand - 0.1%
  Thai Farmers Bank (Banks and Credit Cos.)               90,000   $    137,209
-------------------------------------------------------------------------------
Turkey - 0.5%
  Akbank (Banks and Credit Cos.)*                      1,651,680   $     48,622
  Akbank Bonus Shares (Banks and Credit Cos.)*         2,477,520         72,933
  Arcelik A.S. (Consumer Goods and Services)           1,023,720         42,627
  Ardem Pisirici ve Isitici Cihazlar Sanayii A.S
    (Conglomerate)                                       486,537         41,931
  Cimsa Cimento Sanayi ve Ticaret A.S. (Construction
    Services)                                          1,167,095         67,810
  Haci Omer Sabanci Holdings A.S., ADR
    (Conglomerate)*##                                      4,013         58,188
  Trakya Cam Sanayii (Housewares)                      1,382,160         50,325
  Vestel Electronic (Electronics)                        554,354         75,154
  Yapi ve Kredi Bankasi (Banks and Credit Cos.)*       6,884,348        133,330
                                                                   ------------
                                                                   $    590,920
-------------------------------------------------------------------------------
United Kingdom - 12.9%
  ASDA Group PLC (Supermarkets)                          536,300   $  1,593,624
  Avis Europe PLC (Auto Rental)##                        294,000      1,363,240
  British Aerospace PLC (Aerospace and Defense)*         310,000      2,748,326
  British Petroleum PLC (Oils)*                          144,976      2,127,955
  Carlton Communicatons PLC (Broadcasting)                89,640        720,800
  Diageo PLC (Food and Beverage Products)                 74,080        837,582
  HSBC Holdings PLC (Financial Services)*                  5,535        134,294
  Lloyds TSB Group PLC (Banks and Credit Cos.)*           97,544      1,416,619
  Lucas Varity PLC (Automotive)                          539,000      2,376,070
  Tecnomatix Technologies Ltd. (Computer Software)*        3,386         76,820
  Tomkins PLC (Conglomerate)                             284,700      1,643,174
                                                                   ------------
                                                                   $ 15,038,504
-------------------------------------------------------------------------------
Venezuela - 0.6%
  Compania Anonima Nacional Telefonos de Venezuela, ADR
    (Telecommunications)                                  22,300   $    687,119
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $102,690,711)                       $114,224,364
-------------------------------------------------------------------------------
Rights - 0.3%
-------------------------------------------------------------------------------
Portugal
  Banco Espirito Santo e Comercial de Lisboa S.A
    (Banks and Credit Cos.)*                              22,500   $     22,303
  Banco Espirito Santo e Comercial de Lisboa S.A. Bonus
    Rights (Banks and Credit Cos.)*                       22,500        155,873
-------------------------------------------------------------------------------
South Korea
  Samsung Electronic (Electronics)*                          234           --
-------------------------------------------------------------------------------
Sweden
  Investor AB (Financial Services)                       127,700        171,078
-------------------------------------------------------------------------------
Total Rights (Identified Cost, $272,218)                           $    349,254
-------------------------------------------------------------------------------

Warrants
-------------------------------------------------------------------------------
Hong Kong
  Hong Kong and China Gas (Gas)*                           1,800   $     --
  Hysan Development (Real Estate)*                         1,600             39
-------------------------------------------------------------------------------
Total Warrants (Identified Cost, $0)                               $         39
-------------------------------------------------------------------------------
Short-Term Obligations - 1.9%
-------------------------------------------------------------------------------
                                                PRINCIPAL AMOUNT
                                                   (000 OMITTED)
-------------------------------------------------------------------------------
  Federal Home Loan Bank, due 6/01/98, at
    Amortized Cost                                      $  2,165   $  2,165,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $105,124,749)                  $116,738,657
Other Assets, Less Liabilities - (0.4)%                                (490,225)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                $116,248,432
-------------------------------------------------------------------------------

 * Non-income producing security.
## SEC Rule 144A restriction.
 + Restricted security.
See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
-------------------------------------------------------------------------------
MAY 31, 1998
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $105,124,749)            $116,738,657
  Cash                                                                   52,564
  Foreign currency, at value (identified cost, $277,051)                275,389
  Receivable for Fund shares sold                                       567,576
  Receivable for investments sold                                     1,603,100
  Interest and dividends receivable                                     365,184
  Deferred organization expenses                                         13,475
                                                                   ------------
      Total assets                                                 $119,615,945
                                                                   ------------
Liabilities:
  Payable for Fund shares reacquired                               $  2,179,469
  Payable for investments purchased                                     816,237
  Net payable for forward foreign currency exchange
    contracts subject to master netting agreements                      178,279
  Payable to affiliates -
    Management fee                                                        9,311
    Shareholder servicing agent fee                                       1,074
    Distribution fee                                                     62,933
  Accrued expenses and other liabilities                                120,210
                                                                   ------------
      Total liabilities                                            $  3,367,513
                                                                   ------------
Net assets                                                         $116,248,432
                                                                   ============
Net assets consist of:
  Paid-in capital                                                  $102,557,658
  Unrealized appreciation on investments of assets and
    liabilities in foreign currencies                                11,424,728
  Accumulated undistributed net realized gain on
    investments and foreign currency transactions                     2,149,825
  Accumulated net investment income                                     116,221
                                                                   ------------
      Total                                                        $116,248,432
                                                                   ============
Shares of beneficial interest outstanding                           6,553,317
                                                                    =========
Class A shares:
  Net asset value per share
    (net assets of $53,658,649 / 3,017,836 shares of
    beneficial interest outstanding)                                 $17.78
                                                                     ======
  Offering price per share (100 / 95.25 of net asset
     value per share)                                                $18.67
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $59,054,732 / 3,334,903 shares of
    beneficial interest outstanding)                                 $17.71
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $3,380,394 / 191,894 shares of
    beneficial interest outstanding)                                 $17.62
                                                                     ======
Class I shares:
  Net asset value, offering price and redemption price per share
    (net assets of $154,657 / 8,684 shares of beneficial
    interest outstanding)                                            $17.81
                                                                     ======

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED MAY 31, 1998
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                       $   284,526
    Dividends                                                        2,326,883
    Foreign taxes withheld                                            (259,003)
                                                                   -----------
      Total investment income                                      $ 2,352,406
                                                                   -----------
  Expenses -
    Management fee                                                 $ 1,187,777
    Trustees' compensation                                              22,376
    Shareholder servicing agent fee                                    149,851
    Distribution and service fee (Class A)                             280,324
    Distribution and service fee (Class B)                             625,562
    Distribution and service fee (Class C)                              31,029
    Administration expense                                              17,268
    Custodian fee                                                      122,744
    Interest expense                                                     7,787
    Printing                                                            84,395
    Postage                                                             29,961
    Auditing fees                                                       59,119
    Legal fees                                                           3,574
    Amortization of organization expenses                                5,197
    Miscellaneous                                                      151,865
                                                                   -----------
      Total expenses                                               $ 2,778,829
    Fees paid indirectly                                                (9,785)
                                                                   -----------
      Net expenses                                                 $ 2,769,044
                                                                   -----------
        Net investment loss                                        $  (416,638)
                                                                   -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) -
    Investment transactions                                        $ 8,369,050
    Foreign currency transactions                                    1,635,847
                                                                   -----------
      Net realized gain on investments and foreign currency
        transactions                                               $10,004,897
                                                                   -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                    $  (970,112)
    Translation of assets and liabilities in foreign currencies     (1,280,368)
                                                                   -----------
      Net unrealized loss on investments and foreign currency
        translation                                                $(2,250,480)
                                                                   -----------
        Net realized and unrealized gain on investments and
          foreign currency                                         $ 7,754,417
                                                                   -----------
          Increase in net assets from operations                   $ 7,337,779
                                                                   ===========

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                       1998                         1997
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                            $   (416,638)                 $  (169,937)
  Net realized gain (loss) on investments and foreign
    currency transactions                                          10,004,897                   (4,938,715)
  Net unrealized gain (loss) on invesments and foreign
    currency translation                                           (2,250,480)                   8,223,128
                                                                 ------------                 ------------
      Increase in net assets from operations                     $  7,337,779                 $  3,114,476
                                                                 ------------                 ------------
Distributions declared to shareholders -
  In excess of net investment income (Class A)                   $   (716,456)                $     --
  In excess of net investment income (Class B)                       (488,346)                      --
  In excess of net investment income (Class C)                        (29,115)                      --
  In excess of net investment income (Class I)                         (1,598)                      --
  From net realized gain on investments and foreign
    currency transactions (Class A)                                  (220,153)                    (469,661)
  From net realized gain on investments and foreign
    currency transactions (Class B)                                  (246,213)                    (305,586)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                   (12,170)                     (14,849)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                      (353)                      --
                                                                 ------------                 ------------
      Total distributions declared to shareholders               $ (1,714,404)                $   (790,096)
                                                                 ------------                 ------------
Net increase (decrease) in net assets from Fund share
  transactions                                                   $(11,624,844)                $ 35,178,737
                                                                 ------------                 ------------
        Total increase (decrease) in net assets                  $ (6,001,469)                $ 37,503,117
Net assets:
  At beginning of period                                          122,249,901                   84,746,784
                                                                 ------------                 ------------

At end of period (including accumulated net investment
  income of $116,221 and accumulated net investment
  loss of $827,520, respectively)                                $116,248,432                 $122,249,901
                                                                 ============                 ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights
---------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                     1998              1997             1996*
---------------------------------------------------------------------------------------------------------------
                                                                    CLASS A
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $16.90            $16.71            $15.00
                                                                     ------            ------            ------
Income (loss) from investment operations# -
  Net investment income (loss)                                       $(0.01)           $ 0.02            $ 0.03
  Net realized and unrealized gain on investments and foreign
    currency transactions                                              1.18              0.32              1.69
                                                                     ------            ------            ------
      Total from investment operations                               $ 1.17            $ 0.34            $ 1.72
                                                                     ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                         $(0.22)           $  --             $(0.01)
  From net realized gain on investments and foreign currency
    transactions                                                      (0.07)            (0.15)              --
                                                                     ------            ------            ------
      Total distributions declared to shareholders                   $(0.29)           $(0.15)           $(0.01)
                                                                     ------            ------            ------
Net asset value - end of period                                      $17.78            $16.90            $16.71
                                                                     ======            ======            ======
Total return(+)                                                       7.08%             2.13%            11.43%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          2.01%             1.99%             2.24%+
  Net investment income (loss)                                      (0.08)%             0.13%             0.24%+
Portfolio turnover                                                     225%               53%               11%
Net assets at end of period (000 omitted)                           $53,659           $56,810           $41,483

  * For the period from the commencement of the Fund's investment operations, October 24, 1995, through
    May 31, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------
YEAR ENDED MAY 31,                                                     1998              1997             1996*
---------------------------------------------------------------------------------------------------------------
                                                                    CLASS B
---------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $16.82            $16.66            $15.00
                                                                     ------            ------            ------
Income (loss) from investment operations# -
  Net investment loss                                                $(0.10)           $(0.07)           $(0.03)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                              1.19              0.31              1.69
                                                                     ------            ------            ------
      Total from investment operations                               $ 1.09            $ 0.24            $ 1.66
                                                                     ------            ------            ------
Less distributions declared to shareholders -
  From net investment income                                         $(0.13)           $  --             $  --
  From net realized gain on investments and foreign currency
    transactions                                                      (0.07)            (0.08)              --
                                                                     ------            ------            ------
      Total distributions declared to shareholders                   $(0.20)           $(0.08)           $
                                                                     ------            ------            ------
Net asset value - end of period                                      $17.71            $16.82            $16.66
                                                                     ======            ======            ======
Total return                                                          6.59%             1.56%            11.07%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                          2.51%             2.53%             2.85%+
  Net investment loss                                               (0.57)%           (0.42)%           (0.31)%+
Portfolio turnover                                                     225%               53%               11%
Net assets at end of period (000 omitted)                           $59,055           $62,958           $43,264

 * For the period from the commencement of the Fund's investment operations, October 24, 1995, through
   May 31, 1996.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                   PERIOD ENDED
                                                                   MAY 31, 1998                 MAY 31, 1997**
--------------------------------------------------------------------------------------------------------------
                                                                        CLASS C
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $16.76                         $16.83
                                                                         ------                         ------
Income (loss) from investment operations# -
  Net investment loss                                                    $(0.10)                        $(0.04)
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  1.19                           0.15
                                                                         ------                         ------
      Total from investment operations                                   $ 1.09                         $ 0.11
                                                                         ------                         ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.16)                        $  --
  From net realized gain on investments and foreign currency
    transactions                                                          (0.07)                         (0.18)
                                                                         ------                         ------
      Total distributions declared to shareholders                       $(0.23)                        $(0.18)
                                                                         ------                         ------
Net asset value - end of period                                          $17.62                         $16.76
                                                                         ======                         ======
Total return                                                              6.62%                          0.79%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              2.52%                          2.50%+
  Net investment loss                                                   (0.56)%                        (0.27)%+
Portfolio turnover                                                         225%                            53%
Net assets at end of period (000 omitted)                                $3,380                         $2,397

** For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                   PERIOD ENDED
                                                                   MAY 31, 1998                MAY 31, 1997***
--------------------------------------------------------------------------------------------------------------
                                                                        CLASS I
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $16.94                         $15.90
                                                                         ------                         ------
Income from investment operations# -
  Net investment income                                                  $ 0.10                         $ 0.11
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  1.15                           0.93
                                                                         ------                         ------
      Total from investment operations                                   $ 1.25                         $ 1.04
                                                                         ------                         ------
Less distributions declared to shareholders -
  From net investment income                                             $(0.31)                        $  --
  From net realized gain on investments and foreign currency
    transactions                                                          (0.07)                           --
                                                                         ------                         ------
      Total distributions declared to shareholders                       $(0.38)                        $  --
                                                                         ------                         ------
Net asset value - end of period                                          $17.81                         $16.94
                                                                         ======                         ======
Total return                                                              7.65%                          6.54%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              1.52%                          1.52%+
  Net investment income                                                   0.59%                          1.40%+
Portfolio turnover                                                         225%                            53%
Net assets at end of period (000 omitted)                                  $155                            $84

*** For the period from the inception of Class I, January 2, 1997, through May 31, 1997.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS International Growth Fund (the Fund) is a diversified series of MFS Series Trust X (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended May 31, 1998, $2,595,894 was reclassified from accumulated net realized gain on investments to accumulated undistributed net investment income due to differences between book and tax accounting for passive foreign investment companies and currency transactions. This change had no effect on the net assets or net asset value per share.

Capital gains taxes have been provided on unrealized and realized gains from securities transactions in countries where such a capital gains tax is applicable. Realized and unrealized gain is reported net of any capital gains tax in the Statement of Operations.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of .975% of average daily net assets up to $500 million in net assets, after which the rate is reduced to .925%. The advisory agreement permits the adviser to engage one or more sub-advisers and the adviser MFS, has engaged Foreign & Colonial Management Ltd., an England and Wales Company, to assist in the performance of its services.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,064 for the year ended May 31, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $36,124 for the year ended May 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.50% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $25,640 for the year ended May 31, 1998. Fees incurred under the distribution plan during the year ended May 31, 1998, were 0.50% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $19,469 and $186 for Class B and Class C shares, respectively, for the year ended May 31, 1998. Fees incurred under the distribution plan during the year ended May 31, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within twelve months of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended May 31, 1998, were $1,732, $266,113, and $2,154 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $259,150,878 and $272,456,549, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $105,433,465
                                                                 ------------
Gross unrealized appreciation                                    $ 19,747,826
Gross unrealized depreciation                                      (8,442,634)
                                                                 ------------
    Net unrealized appreciation (depreciation)                   $ 11,305,192
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                            YEAR ENDED MAY 31, 1998             YEAR ENDED MAY 31, 1997
                                      -----------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            3,732,480       $ 64,834,019        3,428,135       $ 55,431,605
Shares issued to shareholders in
  reinvestment of distributions           53,340            858,950           36,196            576,007
Shares transferred to Class I           --                --                  (1,308)           (20,795)
Shares reacquired                     (4,129,138)       (71,589,658)      (2,584,373)       (41,727,368)
                                      ----------       ------------       ----------       ------------
    Net increase (decrease)             (343,318)      $ (5,896,689)         878,650       $ 14,259,449
                                      ==========       ============       ==========       ============

Class B Shares
                                            YEAR ENDED MAY 31, 1998             YEAR ENDED MAY 31, 1997
                                      -----------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            3,351,436       $ 58,282,264        4,424,042       $ 71,166,884
Shares issued to shareholders in
  reinvestment of distributions           38,717            607,265           15,231            240,644
Shares reacquired                     (3,797,245)       (65,584,251)      (3,294,305)       (52,883,159)
                                      ----------       ------------       ----------       ------------
    Net increase (decrease)             (407,092)      $ (6,694,722)       1,144,968       $ 18,524,369
                                      ==========       ============       ==========       ============

Class C Shares
                                            YEAR ENDED MAY 31, 1998          PERIOD ENDED MAY 31, 1997*
                                      -----------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                              302,639       $  5,329,313          174,418       $  2,818,920
Shares issued to shareholders in
  reinvestment of distributions            2,438             38,030              852             13,410
Shares reacquired                       (256,177)        (4,467,910)         (32,276)          (516,669)
                                      ----------       ------------       ----------       ------------
    Net increase                          48,900       $    899,433          142,994       $  2,315,661
                                      ==========       ============       ==========       ============

Class I Shares
                                            YEAR ENDED MAY 31, 1998         PERIOD ENDED MAY 31, 1997**
                                      -----------------------------       -----------------------------
                                          SHARES             AMOUNT           SHARES             AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                3,787       $     68,751            3,673       $     58,463
Shares transferred from Class A           --                 --                1,308             20,795
Shares issued to shareholders in
  reinvestment of distributions              124              1,949           --                --
Shares reacquired                           (208)            (3,566)          --                --
                                      ----------       ------------       ----------       ------------
    Net increase                           3,703       $     67,134            4,981       $     79,258
                                      ==========       ============       ==========       ============

 *For the period from the inception of Class C, July 1, 1996, through May 31, 1997.
**For the period from the inception of Class I, January 2, 1997, through May 31, 1997.

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended May 31, 1998, was $667.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward foreign currency purchases under master netting agreements amounted to a net payable of $161,019 with Deutsche Bank and $17,260 with Merrill Lynch at May 31, 1998.

At May 31, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1998, the Fund owned the following restricted securities (constituting 0.4% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION              DATE OF ACQUISITION  SHARE AMOUNT      COST      VALUE
--------------------------------------------------------------------------------
Bank Handlowy w Warszawie            7/03/97         3,570  $ 44,424   $ 61,446
Hong Leong Finance Ltd.              9/11/97       320,000   654,445    346,101
                                                                       --------
                                                                       $407,547
                                                                       ========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust X and Shareholders of MFS International Growth Fund:

We have audited the accompanying statements of assets and liabilities of MFS International Growth Fund, including the schedule of portfolio investments, as of May 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period from October 24, 1995 (commencement of operations) to May 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 1998, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS International Growth Fund at May 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period October 24, 1995 (commencement of operations) to May 31, 1996, in conformity with generally accepted accounting principles.

                                               /s/ Ernst & Young LLP
Boston, Massachusetts
July 7, 1998

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WILL BE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $303,789 AS A LONG-TERM CAPITAL GAIN.

   FOR THE YEAR ENDED MAY 31, 1998, INCOME FROM FOREIGN SOURCES WAS $2,330,690, AND FOREIGN TAXES WITHHELD WERE $259,003.

--------------------------------------------------------------------------------

MFS(R) International Growth Fund

Trustees                                              Custodian
Richard B. Bailey* - Private Investor;                State Street Bank and Trust Company
Former Chairman and Director (until 1991),
MFS Investment Management                             Auditors
                                                      Ernst & Young LLP
Peter G. Harwood - Private Investor
                                                      Investor Information
J. Atwood Ives - Chairman and Chief Executive         For MFS stock and bond market outlooks,
Officer, Eastern Enterprises (diversified             call toll free: 1-800-637-4458 anytime from
services company)                                     a touch-tone telephone.

Lawrence T. Perera - Partner, Hemenway                For information on MFS mutual funds, call your
& Barnes (attorneys)                                  financial adviser or, for an information kit,
                                                      call toll free: 1-800-637-2929 any business
William J. Poorvu - Adjunct Professor, Harvard        day from 9 a.m. to 5 p.m. Eastern time (or
University Graduate School of Business                leave a message anytime).
Administration
                                                      Investor Service
Charles W.Schmidt - Private Investor                  MFSService Center, Inc.
                                                      P.O. Box 2281
Arnold D. Scott* - Senior Executive                   Boston, MA 02107-9906
Vice President, Director, and Secretary,
MFS Investment Management                             For general information, call toll free:
                                                      1-800-225-2606 any business day from
Jeffrey L. Shames* - Chairman, Chief                  8 a.m. to 8 p.m. Eastern time.
Executive Officer, and Director,
MFS Investment Management                             For service to speech- or hearing-impaired,
                                                      call toll free: 1-800-637-6576 any business
Elaine R. Smith - Independent Consultant              day from 9 a.m. to 5 p.m. Eastern time. (To
                                                      use this service, your phone must be equipped
David B. Stone - Chairman and Director,               with a Telecommunications Device for the
North American Management Corp.                       Deaf.)
(investment advisers)
                                                      For share prices, account balances, and
Investment Adviser                                    exchanges, call toll free: 1-800-MFS-TALK
Massachusetts Financial Services Company              (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                   telephone.
Boston, MA 02116-3741
                                                      World Wide Web
Distributor                                           www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street                                                     For the fourth year in a row,
Boston, MA 02116-3741                                                   MFS earned a #1 ranking in the
                                                      [Dalbar Logo]     DALBAR, Inc. Broker/Dealer
Portfolio Manager                                                       Survey, Main Office Operations
David R. Mannheim*                                                      Service Quality Category. The
                                                      firm achieved a 3.42 overall score on a scale of
Treasurer                                             1 to 4 in the 1997 survey. A total of 111 firms
W. Thomas London*                                     responded, offering input on the quality of
                                                      service they received from 29 mutual fund
Assistant Treasurers                                  companies nationwide. The survey contained
Mark E. Bradley*                                      questions about service quality in 11
Ellen Moynihan*                                       categories, including "knowledge of operations
James O. Yost*                                        contact," "keeping you informed," and "ease of
                                                      doing business" with the firm.
Secretary
Stephen E. Cavan*

Assistant Secretary
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R) INTERNATIONAL GROWTH FUND                               -----------------
                                                                    Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
[Logo] M F S(SM)                                                      MFS
INVESTMENT MANAGEMENT                                          -----------------
We invented the mutual fund(SM)



500 Boylston Street
Boston, MA 02116-3741



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(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741


                                           MIF-2 7/98 25M 86/286/386/886